Waddell & Reed Advisors Funds

Supplement dated July 28, 2017 to the

Waddell & Reed Advisors Wilshire Global Allocation Fund Prospectus

dated May 18, 2017

The following replaces in its entirety the second footnote following the table under the “Fees and Expenses” section on page 3:

With limited exceptions, for Class A and Class C shares, if your Fund account balance is below $650 at the start of business on the Friday prior to the last full week of September of each year, the account will be assessed an account fee of $20.

The following replaces the first sentence of the first paragraph of the “Your Account — Buying Shares — Low Balance Fee” section on page 28:

For Class A and Class C shares, if your account balance falls below $650 at the start of business on the Friday prior to the last full week of September of each year, your account will be assessed an account fee of $20.

Supplement	Prospectus	1